Aon Corporation Subsidiaries
                As of December 31, 1996

      Corporate Name                                        Jurisdiction
---------------------------------------------               --------------
A. J. Norcott & Company (Holdings) Limited                  United Kingdom
A. J. Norcott & Partners (Northern) Limited                 United Kingdom
A. J. Norcott & Partners (Scotland) Limited                 United Kingdom
A. J. Norcott & Partners Limited                            United Kingdom
A. J. Norcott Benefit Consultants Limited                   United Kingdom
A.H. Laseur B.V.                                            Netherlands
AAA Auto Club South Finance, L.P.                           Illinois
AAA Missouri Automotive Financial Services                  Illinois
AOPA Insurance Agency, Inc.                                 Maryland
AOPA Insurance Agency, Inc.                                 Texas
APM Services Limited                                        Hong Kong
APS International Limited                                   United Kingdom
APS Life & Pensions Limited                                 United Kingdom
APS Overseas Investments Limited                            United Kingdom
ARM COVERAGE INC.                                           New York
ARS Holdings, Inc.                                          Illinois
ARS Holdings, Inc.                                          Louisiana
Acedale Co. Ltd.                                            Hong Kong
Adams & Porter Financial Services, Inc.                     Texas
Adams & Porter Services, Inc.                               Texas
Advantage Plus Insurance Services, Inc.                     Illinois
Adviser 151 Limited                                         United Kingdom
Affinity Insurance Services, Inc.                           Pennsylvania
Agencia Interoceanica de Subscripcion y
  Administracion S. A.                                      Mexico
Agostini Insurance Brokers Ltd.                             Trinidad
Agricola Training Limited                                   United Kingdom
Agricola Underwriting Limited                               United Kingdom
Agricola Underwriting Management Limited                    New Zealand
Agricola Underwriting Management Pty Ltd.                   Australia
Agricultural Risk Management Chile                          Chile
Agricultural Risk Management North America, Inc.            Kansas
Agricultural Risk Management Pacific Limited                New Zealand
Agricultural Risk Management Pty.                           Australia
Agricultural Risk Management, Limited                       United Kingdom
Airscope Insurance Services Limited                         United Kingdom
Alpenbeck Limited                                           United Kingdom
American Associates, Inc.                                   Texas
American Insurance Brokers, Ltd.                            Indiana
American National General Agencies, Inc.                    Colorado
Anchor Reinsurance Company, Ltd.                            Bermuda
Anchor Underwriting Managers, Ltd.                          Bermuda
Anscor Insurance Brokers Inc.                               Philippines
Aon Advisors (U.K.) Limited                                 United Kingdom
Aon Advisors, Inc.                                          Virginia
Aon Antillen nv                                             Netherland Antilles
Aon Aruba nv                                                Netherland Antilles
Aon Automotive Group, Inc.                                  Illinois
Aon Aviation, Inc.                                          Illinois
Aon Belgium nv                                              Belgium
Aon Broker Services, Inc.                                   Illinois
Aon Capital A                                               Delaware
Aon Capital Corporation                                     Delaware
Aon Capital Management, Inc.                                Delaware
Aon Capital Markets, Inc.                                   Delaware
Aon Captive Management, Ltd.                                U.S. Virgin Islands
Aon Captive Services (Nederland) bv                         Netherlands
Aon Captive Services Antillen nv                            Netherland Antilles
Aon Construction Services International Limited             United Kingdom
Aon Consulting & Insurance Services                         California
Aon Consulting Denmark A/S                                  Denmark
Aon Consulting Hong Kong Ltd.                               Hong Kong
Aon Consulting Limited                                      United Kingdom
Aon Consulting Nederland cv                                 Netherlands
Aon Consulting Pty Limited                                  Australia
Aon Consulting Thailand Ltd.                                Thailand
Aon Consulting Worldwide, Inc.                              Delaware
Aon Consulting, Inc.                                        Florida
Aon Consulting, Inc.                                        Massachusetts
Aon Consulting, Inc.                                        Michigan
Aon Consulting, Inc.                                        Minnesota
Aon Consulting, Inc.                                        New York
Aon Consulting, Inc.                                        Ohio
Aon Consulting, Inc.                                        Pennsylvania
Aon Consulting, Inc.                                        Texas
Aon Consulting, Inc. Agency                                 Texas
Aon Consulting, Limited Les Consultants Aon, Limitee        Quebec
Aon Denmark A/S                                             Denmark
Aon Direct Group Small Company Life and Health Agents       Illinois
Aon Direct Group, Inc.                                      California
Aon Eesti AS                                                Estland
Aon Employee Benefits of Ohio, Inc.                         Ohio
Aon Entertainment Risk Services Limited                     United Kingdom
Aon Entertainment, Ltd.                                     New York
Aon Financial Institutions Services, Inc.                   Illinois
Aon Financial Services Group of Colorado, Inc.              Colorado
Aon Financial Services Group of New York, Inc.              New York
Aon Financial Services Group, Inc.                          California
Aon Financial Services Group, Inc.                          Illinois
Aon Financial Services Group, Inc.                          Pennsylvania
Aon Financial Services Group, Inc.                          Texas
Aon Finland OY                                              Finland
Aon France S.A.                                             France
Aon GGI Acquisition Corporation, Inc.                       Texas
Aon General Agency, Inc.                                    Texas
Aon Groep Nederland bv                                      Netherlands
Aon Group, Inc.                                             Delaware
Aon Hamond & Regine, Inc.                                   New York
Aon Hazard Limited                                          United Kingdom
Aon Healthcare Risk, Inc.                                   Florida
Aon Holdings (Scandinavia) A/S                              Denmark
Aon Holdings Antillen nv                                    Netherland Antilles
Aon Holdings Asia Ltd.                                      Hong Kong
Aon Holdings Australia Ltd.                                 Australia
Aon Holdings Deutschland GmbH                               Germany
Aon Holdings Limited                                        United Kingdom
Aon Holdings New Zealand Pty. Ltd.                          New Zealand
Aon Holdings bv                                             Netherlands
Aon Hudig Groningen bv                                      Netherlands
Aon Hudig Hengelo bv                                        Netherlands
Aon Hudig Nijmegen bv                                       Netherlands
Aon Hudig Noordwijk bv                                      Netherlands
Aon Hudig Tilburg bv                                        Netherlands
Aon Hudig Venlo bv                                          Netherlands
Aon Hudig cv                                                Netherlands
Aon Iberia, Correduria de Seguros, S.A.                     Spain
Aon India Limited                                           United Kingdom
Aon Insurance Management Services - Virgin Islands, Inc.    U.S. Virgin Islands
Aon Insurance Management Services, Inc.                     Delaware
Aon Insurance Management of Texas, Inc.                     Texas
Aon Insurance Services                                      California
Aon Insurance Services, Inc.                                Pennsylvania
Aon Intermediaries (Bermuda) Ltd.                           Bermuda
Aon International Panama Ltd. S.A.                          Panama
Aon International bv                                        Netherlands
Aon Investment Consulting Inc.                              Florida
Aon Investment Holdings, Inc.                               Delaware
Aon Italia SpA                                              Italy
Aon Life Agency of Texas, Inc.                              Texas
Aon Lumley South Africa (Pty) Ltd.                          South Africa
Aon Magyarorszag Alkusz Kft.                                Hungary
Aon Managed Care, Inc.                                      California
Aon Management Hong Kong Ltd.                               Hong Kong
Aon Management Institute, Inc.                              Connecticut
Aon Medical Consultants, Inc.                               Delaware
Aon Nominees Limited                                        United Kingdom
Aon Norway A/S                                              Norway
Aon Overseas Holdings Limited                               United Kingdom
Aon Partnership Limited                                     United Kingdom
Aon Polska sp.z.o.o.                                        Poland
Aon Portugal, Corretores de Seguros, S.A.                   Portugal
Aon Properties Limited                                      United Kingdom
Aon Pyramid International Limited                           United Kingdom
Aon Re (Bermuda) Ltd.                                       Bermuda
Aon Re (Thailand) Ltd.                                      Thailand
Aon Re Accident & Health Limited                            United Kingdom
Aon Re Asia Ltd.                                            Singapore
Aon Re Aviation Limited                                     United Kingdom
Aon Re China Ltd.                                           Hong Kong
Aon Re Inc.                                                 Illinois
Aon Re International Limited                                United Kingdom
Aon Re Latinoamericana, S.A.                                Mexico
Aon Re Limited                                              United Kingdom
Aon Re Netherlands cv                                       Netherlands
Aon Re Non-Marine Limited                                   United Kingdom
Aon Re North American Limited                               United Kingdom
Aon Re Panama, S.A.                                         Panama
Aon Re Special Risks Limited                                United Kingdom
Aon Re UK Limited                                           United Kingdom
Aon Re Worldwide Limited                                    United Kingdom
Aon Re Worldwide, Inc.                                      Delaware
Aon Risk Consultants (Bermuda ) Ltd.                        Bermuda
Aon Risk Consultants (Europe) Limited                       United Kingdom
Aon Risk Consultants, Inc.                                  Illinois
Aon Risk Management Services Italia srl.                    Italy
Aon Risk Management Services Scandinavia A/S                Denmark
Aon Risk Resources Limited                                  United Kingdom
Aon Risk Resources, Inc.                                    Delaware
Aon Risk Services (Antilles) nv                             Netherland Antilles
Aon Risk Services (B.C.) Inc.                               British Columbia
Aon Risk Services (Barbados) Ltd.                           Barbados
Aon Risk Services (Bermuda) Ltd.                            Bermuda
Aon Risk Services (Cayman) Ltd.                             Cayman Islands
Aon Risk Services (Europe) S.A.                             Luxembourg
Aon Risk Services (Holdings) of Latin America, Inc.         Delaware
Aon Risk Services (Holdings) of the Americas, Inc.          Illinois
Aon Risk Services (Nederland) BV                            Netherlands
Aon Risk Services (Nederland) bv                            Netherlands
Aon Risk Services (Vermont) Inc.                            Vermont
Aon Risk Services Australia Ltd.                            Australia
Aon Risk Services Canada Inc.                               Canada
Aon Risk Services Companies, Inc.                           Delaware
Aon Risk Services France S.A.                               France
Aon Risk Services Holdings UK Limited                       United Kingdom
Aon Risk Services Hong Kong Ltd.                            Hong Kong
Aon Risk Services Inc.                                      Ontario
Aon Risk Services International (Holdings) Inc.             Delaware
Aon Risk Services Japan Ltd.                                Japan
Aon Risk Services Korea Ltd.                                Korea
Aon Risk Services Limited                                   United Kingdom
Aon Risk Services New Zealand Pty. Ltd.                     New Zealand
Aon Risk Services Thailand Ltd.                             Thailand
Aon Risk Services UK Limited                                United Kingdom
Aon Risk Services of Missouri, Inc.                         Missouri
Aon Risk Services of Texas, Inc.                            Texas
Aon Risk Services, Inc.                                     Delaware
Aon Risk Services, Inc. U.S.A.                              New York
Aon Risk Services, Inc. of Alabama                          Alabama
Aon Risk Services, Inc. of Arizona                          Arizona
Aon Risk Services, Inc. of Arkansas                         Arkansas
Aon Risk Services, Inc. of Central California
  Insurance Services                                        California
Aon Risk Services, Inc. of Colorado                         Colorado
Aon Risk Services, Inc. of Connecticut                      Connecticut
Aon Risk Services, Inc. of Florida                          Florida
Aon Risk Services, Inc. of Georgia                          Georgia
Aon Risk Services, Inc. of Hawaii                           Hawaii
Aon Risk Services, Inc. of Idaho                            Idaho
Aon Risk Services, Inc. of Illinois                         Illinois
Aon Risk Services, Inc. of Indiana                          Indiana
Aon Risk Services, Inc. of Kansas                           Kansas
Aon Risk Services, Inc. of Kentucky                         Kentucky
Aon Risk Services, Inc. of Louisiana                        Louisiana
Aon Risk Services, Inc. of Massachusetts                    Massachusetts
Aon Risk Services, Inc. of Michigan                         Michigan
Aon Risk Services, Inc. of Minnesota                        Minnesota
Aon Risk Services, Inc. of Montana                          Montana
Aon Risk Services, Inc. of Nebraska                         Nebraska
Aon Risk Services, Inc. of Nevada                           Nevada
Aon Risk Services, Inc. of New Jersey                       New Jersey
Aon Risk Services, Inc. of New York                         New York
Aon Risk Services, Inc. of Northern
  California Insurance Services                             California
Aon Risk Services, Inc. of Ohio                             Ohio
Aon Risk Services, Inc. of Oklahoma                         Oklahoma
Aon Risk Services, Inc. of Oregon                           Oregon
Aon Risk Services, Inc. of Pennsylvania                     Pennsylvania
Aon Risk Services, Inc. of Rhode Island                     Rhode Island
Aon Risk Services, Inc. of Southern
  California Insurance Services                             California
Aon Risk Services, Inc. of Tennessee                        Tennessee
Aon Risk Services, Inc. of Utah                             Utah
Aon Risk Services, Inc. of Virginia                         Virginia
Aon Risk Services, Inc. of Washington                       Washington
Aon Risk Services, Inc. of Washington, D.C.                 District of Columbia
Aon Risk Services, Inc. of Wisconsin                        Wisconsin
Aon Risk Services, Inc. of Wyoming                          Wyoming
Aon Risk Services, Inc. of the Carolinas                    North Carolina
Aon Risk Strategies, Inc.                                   Delaware
Aon Risk Technologies, Inc.                                 Delaware
Aon Securities Corporation                                  New York
Aon Select, Inc.                                            Pennsylvania
Aon Service Corporation                                     Illinois
Aon Sigorta Brokerlik ve Musavirlik AS                      Turkey
Aon South Africa (Pty) Ltd.                                 South Africa
Aon Special Risks, Inc.                                     Illinois
Aon Specialty Denmark A/S                                   Denmark
Aon Specialty Group of Tennessee, Inc.                      Tennessee
Aon Specialty Group, Inc.                                   Delaware
Aon Specialty Limited                                       United Kingdom
Aon Superannuation Pty Limited                              Australia
Aon Surety & Guarantee Limited                              United Kingdom
Aon Sweden AB                                               Sweden
Aon Technical Insurance Services, Inc.                      Illinois
Aon Technology Brokers, Inc.                                California
Aon Telecom, Inc.                                           Illinois
Aon Texas Acquisition Corporation                           Texas
Aon UK Limited                                              United Kingdom
Aon Vietnam                                                 Vietnam
Aon Warranty Group, Inc.                                    Illinois
Aon Warranty Services, Inc.                                 Illinois
Aon makelaars in assurantien bv                             Netherlands
Aon/Albert G. Ruben Company (New York) Inc.                 New York
Aon/Albert G. Ruben Insurance Services, Inc.                California
Artscope Insurance Services Limited                         United Kingdom
Artscope International Insurance Services Agency GmbH       Germany
Artscope International Insurance Services Limited           United Kingdom
Artscope International Kunstversicherungsmakler GmbH        Germany
Ascom Nijmegen B.V.                                         Netherlands
Asia Area Underwriters Ltd.                                 Hong Kong
Associated Brokers International                            Zimbabwe
Assuco Holdings Ltd.                                        Guernsey
Assurantie Groep Langeveldt c.v.                            Netherlands
Atkins Kroll Insurance Inc.                                 Guam
Attorneys' Advantage Insurance Agency, Inc.                 Illinois
Austpac Insurance Brokers Pty. Ltd.                         Australia
Auto Conduit Corporation, The                               Delaware
Automotive Development Centers, Inc.                        Illinois
Automotive Warranty Services of Florida, Inc.               Florida
Automotive Warranty Services, Inc.                          Delaware
Ayala-Bain Insurance Company                                Philippines
B.L. Carnie Hogg Robinson Ltd.                              United Kingdom
B.V. Assurantiekantoor Langeveldt-Schroder                  Netherlands
BEC Insurance Services Ltd.                                 United Kingdom
BH No. 1 Ltd.                                               United Kingdom
BRIC, Inc.                                                  North Carolina
Bain Clarkson (HK) Ltd.                                     Hong Kong
Bain Clarkson Limited                                       United Kingdom
Bain Clarkson Members Underwriting Agency Ltd.              United Kingdom
Bain Clarkson R.B. Ltd.                                     United Kingdom
Bain Clarkson Sweden A.B.                                   Sweden
Bain Clarkson Underwriting Management Ltd.                  United Kingdom
Bain Dawes (London) Ltd.                                    United Kingdom
Bain Dawes Services Ltd.                                    United Kingdom
Bain Hogg (Americas) Inc.                                   Florida
Bain Hogg (Fiji) LTd.                                       Fiji
Bain Hogg (Vanuatu) Ltd.                                    Vanuatu
Bain Hogg Australia (Holdings) Ltd.                         Australia
Bain Hogg Australia (Investments) Pty Ltd.                  Australia
Bain Hogg Australia Ltd.                                    Australia
Bain Hogg Chile S.A. Corredoros de Reasguro                 Chile
Bain Hogg Colombiana Ltd.                                   Colombia
Bain Hogg Group PLC                                         United Kingdom
Bain Hogg Hellas Ltd.                                       United Kingdom
Bain Hogg Holdings Limited                                  United Kingdom
Bain Hogg Insurance Management (Guernsey) Ltd.              Guernsey
Bain Hogg Insurance Management (Isle of Man) Ltd.           Isle of Man
Bain Hogg Intermediaro de Reaseguro SA de CV                Mexico
Bain Hogg International Holdings Ltd.                       United Kingdom
Bain Hogg International Ltd.                                Taiwan
Bain Hogg International Ltd.                                United Kingdom
Bain Hogg Ltd.                                              United Kingdom
Bain Hogg Malawi Ltd.                                       Malawi
Bain Hogg Management Ltd.                                   United Kingdom
Bain Hogg New Zealand Ltd.                                  New Zealand
Bain Hogg Pensions Pty Ltd.                                 Australia
Bain Hogg Robinson Inc.                                     Delaware
Bain Hogg Robinson Pty Ltd.                                 Australia
Bain Hogg Russian Insurance Brokers Ltd.                    Russia
Bain Hogg Solomon Islands Ltd.                              Solomon Islands
Bain Hogg Trustees Ltd.                                     United Kingdom
Bain Hogg Uganda Ltd.                                       Uganda
Bain Insurance Brokers Kenya Ltd.                           Kenya
Bankers Insurance Service Corp.                             Illinois
Baoviet Inchcape Insurance Brokers Ltd.                     Vietnam
BenefitsMedia, Inc.                                         Tennessee
Berkely Agency Ltd.                                         New York
Berkely Coverage Corporation                                New York
Berkely-ARM, Inc.                                           New York
BerkelyCare, LTD.                                           New York
Black Portch & Swain (Financial Services) Ltd.              United Kingdom
Black Portch & Swain Ltd.                                   United Kingdom
Blom & Van der Aa BV                                        Netherlands
Blom & Van der Aa Holding BV                                Netherlands
Boels Begault Holdings S.A.                                 Belgium
Brennan Group, Inc., The                                    Delaware
British Continental and Overseas Agencies (BCOA) SA         France
Broadgate Holdings Ltd.                                     United Kingdom
Bruno Sforni S.p.A.                                         Italy
Bruns Ten Brink & Co. b.v.                                  Netherlands
Bruns Ten Brink Groep b.v.                                  Netherlands
Bruns Ten Brink Herverzekeringen b.v.                       Netherlands
Bryson Associates Incorporated                              Pennsylvania
Bureau d'Assurances Pirrotte GmbH                           Luxembourg
Bureau d'Assurances Pirrotte GmbH & Co. KG                  Luxembourg
Burlington Insurance Services Ltd.                          United Kingdom
C.I.C. Realty, Inc.                                         Illinois
C.V. 'T Huys Ter Merwe                                      Netherlands
CCC Agency, Inc. of Illinois                                Illinois
CECAR - Compagnie Europeene de Courtage
  d'Assurances et de Reassurances SAe                       France
CECAR Deutschland GmbH                                      Germany
CECAR Inchcape Asia Ltd.                                    Hong Kong
CECAR Portugal                                              Portugal
CIA Deutschland Kreditversicherungsmakler
  und Beratungs GmbH                                        Germany
CIA Italia S.R.L.                                           Italy
CIA Link Ltd.                                               United Kingdom
CIA Supplier Finance Ltd.                                   United Kingdom
CIC - Hilldale, Inc.                                        Illinois
CIC - Wells, Inc.                                           Illinois
CIC - Westmont, Inc.                                        Illinois
CICA - Court, Inc.                                          Illinois
CICA Realty Corporation                                     Illinois
CICA Seguros de Mexico SA de CV                             Mexico
CICA Superannuation Nominees Pty. Ltd.                      Australia
CJP, Inc.                                                   Delaware
CRiON nv                                                    Belgium
California Group Services                                   California
Camperdown 100 Limited                                      United Kingdom
Camperdown 101 Limited                                      United Kingdom
Cananwill Corporation                                       Delaware
Cananwill, Inc.                                             California
Cananwill, Inc.                                             Pennsylvania
Carstens & Schues GmbH                                      Germany
Carstens & Schues Poland Ltd.                               Poland
Catz & Lips B.V.                                            Netherlands
Centris Services Limited                                    United Kingdom
Chemical & Oil Insurance Brokers (Pty) Ltd.                 South Africa
Christopher Paul Insurance Services Ltd.                    United Kingdom
Cinema Completions International, Inc.                      Delaware
Citadel Insurance Company                                   Texas
Claims Control Ltd.                                         New Zealand
Clarkson Bain Japan Ltd.                                    United Kingdom
Clarkson LMS Ltd.                                           United Kingdom
Clarkson Puckle Group, Ltd.                                 Unknown
Clarkson Puckle Holdings Ltd.                               United Kingdom
Clarkson Puckle Ibex Ltd.                                   United Kingdom
Clarkson Puckle Ltd.                                        United Kingdom
Clarkson Puckle Marine Holdings Ltd.                        United Kingdom
Clarkson Puckle Overseas Holdings Ltd.                      United Kingdom
Cogrup Correduria de Seguros, S.A.                          Spain
Cogrup, S.L.                                                Spain
Cole Booth Potter of New Jersey, Inc.                       New Jersey
Cole Booth Potter, Inc.                                     Pennsylvania
Columbia Automotive Services, Inc.                          Illinois
Combined Administrative Services Corp.                      Illinois
Combined Insurance Company of America                       Illinois
Combined Insurance Company of Ireland Limited               Ireland
Combined Insurance Company of New Zealand Limited           New Zealand
Combined Life Assurance Company Limited                     United Kingdom
Combined Life Assurance Company of Europe Limited           Ireland
Combined Life Insurance Company of Australia Limited        Australia
Combined Life Insurance Company of New York                 New York
Commercial Credit Corporation                               United Kingdom
Commercial and Political Risk Consultants Ltd.              United Kingdom
Commercial and Political Risk Services Ltd.                 United Kingdom
CompLogic, Inc.                                             Rhode Island
Consumer Program Administrators, Inc.                       Illinois
Contract & Investment Recoveries Ltd.                       United Kingdom
Correteje de Reaseguros Bain Hogg Venezolana C.A.           Venezuela
Coughlan General Insurances Limited                         Ireland
Credit & Political Insurance Services Ltd.                  United Kingdom
Credit & Political Risks Reinsurance Consultants Ltd.       United Kingdom
Credit Indemnity & Financial Services Ltd.                  United Kingdom
Credit Insurance Associates Inc.                            California
Credit Insurance Research Unit Ltd.                         United Kingdom
Credit International Associates Inc.                        New York
Crotty MacRedmond Insurance Limited                         Ireland
Customer Loyalty Institute                                  Michigan
D. Hudig & Co. b.v.                                         Netherlands
DUO A/S                                                     Norway
Dealer Development Services, Ltd.                           United Kingdom
Deanborne Limited                                           United Kingdom
Dobson Park L. G. Limited                                   Guernsey
Document Risk Management Limited                            United Kingdom
Dominion Mutual Insurance Brokers Ltd.                      Canada
Don Flower Aviation Underwriters, Inc.                      Kansas
Downes & Burke (Special Risks) Ltd.                         United Kingdom
Dreadnaught Insurance Company Limited                       Bermuda
DuPage Care Administrators, Inc.                            Illinois
Duoband Enterprises Ltd.                                    United Kingdom
E. Lillie & Co. Limited                                     United Kingdom
ENTAB Insurance Services Ltd.                               United Kingdom
ERAS (International) Ltd.                                   United Kingdom
Eastaf Holdings Ltd.                                        United Kingdom
Edgar Ward Ltd.                                             United Kingdom
Edward Lumley & Sons (Underwriting Agencies) Ltd.           United Kingdom
Elektrorisk Beheer bv                                       Netherlands
Elm Lane Limited                                            United Kingdom
Employee Benefit Communications, Inc.                       Florida
Entertainment Managers Insurance Services, Inc.             California
Entertainment Managers Insurance Services, Inc.             Ontario
Equiscope Insurance Services Limited                        United Kingdom
Ernest A. Notcutt & Co. Ltd.                                United Kingdom
Ernest A. Notcutt (Overseas) Ltd.                           United Kingdom
Ernest Notcutt Insurance Services Ltd.                      United Kingdom
Europa Services Ltd.                                        Malta
ExcelNet (Guernsey) Ltd.                                    Guernsey
ExcelNet Ltd.                                               United Kingdom
Excess Underwriters Agency, Inc.                            New York
Expatriate Consultancy Limited, The                         United Kingdom
Fabels-Versteeg b.v.                                        Netherlands
Far East Agency                                             Korea
Finance Associates, Inc.                                    Texas
Financial Solutions Insurance Services of California, Inc.  California
Financial Solutions Insurance Services, Inc.                Illinois
France Fenwick Limited                                      United Kingdom
Frank B. Hall & Co. Holdings (N.Z.) Limited                 New Zealand
Frank B. Hall (Reinsurance) France S.A.                     France
Frank B. Hall (Underwriting Managers) Ltd.                  Bermuda
Frank B. Hall Insurance Brokers (S) Pte. Ltd.               Singapore
Frank B. Hall Ireland Ltd.                                  Ireland
Frank B. Hall Management Services Pty. Ltd.                 Australia
Frank B. Hall Re (Latin America) Inc.                       Panama
Friis & Company, Inc.                                       California
G.E.F. Insurance Ltd.                                       U.S. Virgin Islands
GBV Gesellschaft Fur Betriebliche Beratung
  und verwaltung GmbH                                       Germany
Garantie Europeene de Publication S.A.                      France
Gardner Mountain Financial Services Ltd.                    United Kingdom
Gardner Mountain Management Services Ltd.                   United Kingdom
Gardner Mountain Trustees Ltd.                              United Kingdom
Gateway Alternatives, L.L.C.                                Delaware
Gateway Insurance Company, Ltd.                             Bermuda
Gilman Swire Willis Ltd.                                    Hong Kong
Go Pro Agency, Inc. of San Antonio                          Texas
Go Pro Life Agency, Inc. of San Antonio                     Texas
Go Pro Underwriting Managers of Virginia, Inc.              Virginia
Go Pro Underwriting Managers, Inc.                          Texas
Godwins (Overseas) Limited                                  United Kingdom
Godwins (Trustees) Limited                                  United Kingdom
Godwins Acquisition Co.                                     North Carolina
Godwins Group Limited                                       United Kingdom
Godwins Limited                                             United Kingdom
Godwins Securities, Inc.                                    Washington
Gotuaco del Rosario & Associates, Inc.                      Philippines
Greville Baylis Parry & Associates Ltd.                     United Kingdom
Greyfriars Marketing Services Pty Ltd.                      Australia
Growth Enterprises Ltd.                                     Bahamas
H.A.R.B. Ltd.                                               United Kingdom
H.L. Puckle (Underwriting) Ltd.                             United Kingdom
H.Z. Financial, L.P.                                        Illinois
HHL (Taiwan) Ltd.                                           Taiwan
HHL Reinsurance Brokers Inc.                                Philippines
HHL Reinsurance Brokers Pte. Ltd.                           Singapore
HHL Reinsurance Services Sdn. Bhd.                          Malaysia
HLS Hudig-Langeveldt Stanner GmbH                           Germany
HRGM 1989 Ltd.                                              United Kingdom
HRGM Cargo Ltd.                                             United Kingdom
HRGM Ltd.                                                   United Kingdom
HRGM Management Services Ltd.                               United Kingdom
HRGM Marine Ltd.                                            United Kingdom
Hadenmead Ltd.                                              United Kingdom
Hall & Company (Overseas) Ltd.                              United Kingdom
Hall & Company (UK) Ltd.                                    United Kingdom
Hansa Hoken GmbH Versicherungsmakler                        Germany
Hanseatische Assekuranz Kontor GmbH                         Germany
Hanseatische Assekuranz Vermittlungs AG                     Germany
Harbour Pacific Holdings Pty., Ltd.                         Australia
Harbour Pacific Underwriting Management Pty Limited         Australia
Havag Hudig-Langeveldt GmbH                                 Germany
Heath Hudig Langeveldt Pte Ltd.                             Singapore
Heath Hudig Langeveldt Sdn. Bhd.                            Malaysia
Heinz Hahn GmbH                                             Germany
Heli Agency                                                 Korea
Hellenic Bain Hogg S.A.                                     Greece
Highplain Limited                                           United Kingdom
Hobbs & Partners Ltd.                                       United Kingdom
Hodgson McCreery & Company Limited                          United Kingdom
Hogg Automotive Insurance Services Ltd.                     United Kingdom
Hogg Group Overseas Ltd.                                    United Kingdom
Hogg Group plc                                              United Kingdom
Hogg Robinson & Gardner Mountain (Insurance) Ltd.           United Kingdom
Hogg Robinson (Nigeria) Unlimited                           Nigeria
Hogg Robinson (Scotland) Ltd.                               Scotland
Hogg Robinson Holdings (Pty) Ltd.                           South Africa
Hogg Robinson Illinois Inc.                                 Illinois
Hogg Robinson Insurance Brokers Inc.                        California
Hogg Robinson Investment Holdings (Pty) Ltd.                South Africa
Hogg Robinson North America Inc.                            Delaware
Hogg Robinson Services (Kenya) Ltd.                         Kenya
Hudig-Langeveldt Berlin GmbH                                Germany
Hudig-Langeveldt Coens N.V.                                 Belgium
Hudig-Langeveldt Janson Elffers B.V.                        Netherlands
Hudig-Langeveldt Kyoritsu Ltd.                              Japan
Hudig-Langeveldt Makelaardij in Assurantien bv              Netherlands
Hudig-Langeveldt Merwestad bv                               Netherlands
Hudig-Langeveldt Mibrag Versicherungs Vermittlungs GmbH     Germany
Hudig-Langeveldt Pensioenbureau B.V.                        Netherlands
Hudig-Langeveldt Reinsurance B.V.                           Netherlands
Hudig-Langeveldt Saat B.V.                                  Netherlands
Hudig-Langeveldt Schreinemacher V.O.F.                      Netherlands
Hudig-Langeveldt Schroder Versicherungsvermittlung GmbH     Germany
Huntington T. Block Insurance Agency, Inc.                  District of Columbia
Huntington T. Block Insurance Agency, Inc.                  Ohio
IRISC (London) Limited                                      United Kingdom
IRISC L.L.C.                                                Delaware
IRISC Limited                                               United Kingdom
IRISC Specialty, Inc.                                       Delaware
IRISC, Inc.                                                 New Jersey
ITA Insurance, Inc.                                         Utah
Ibex Managers Ltd.                                          Kenya
Impact Forecasting, L.L.C.                                  Illinois
Inchcape Continental Insurance Holdings
  (Eastern Europe) Ltd.                                     Cyprus
Inchcape Continental Insurance Holdings BV                  Netherlands
Inchcape H.R. (Asia) Ltd.                                   Hong Kong
Inchcape Insurance Agencies (HK) LTd.                       Hong Kong
Inchcape Insurance Agencies Pte Ltd.                        Singapore
Inchcape Insurance Brokers (HK) Ltd.                        Hong Kong
Inchcape Insurance Brokers (M) Sdn Bhd                      Malaysia
Inchcape Insurance Brokers (Thailand ) Ltd.                 Thailand
Inchcape Insurance Brokers Pte Ltd.                         Singapore
Inchcape Insurance Holdings (HK) Ltd.                       Hong Kong
Inchcape Insurances (Macau) Ltd.                            Macau
Independent Dealer Services, Inc.                           Missouri
Inmobiliaria Ramos Rosada, S.A. de C.V.                     Mexico
Insurance Brokers Service, Inc.                             Illinois
Insurance Holdings Africa Ltd.                              Kenya
Insurance Underwriters Agency, Inc.                         Arizona
Insurmark Agency Corporation                                Ohio
Interbroke Ltd.                                             Switzerland
Interims Limited                                            United Kingdom
International Industrial Insurances Limited                 Ireland
International Insurance Brokers Ltd.                        Jamaica
International Shipowners Mutual Insurance
  Association Limited                                       Bermuda
Interocean (Italia) S.p.A.                                  Italy
Interocean Reinsurance Company, S.A.                        Panama
Investment Facility Company Four One Two (Pty) Ltd.         South Africa
Investment Insurance International (Managers) Ltd.          United Kingdom
ItalCECAR S.p.A.                                            Italy
J.C.J. Van Dalen Beheer B.V.                                Netherlands
J.H. Blades & Co. (Agency), Inc.                            Texas
J.H. Blades & Co., Inc.                                     Texas
J.H. Blades Insurance Services                              California
J.H. Blades, Inc.                                           Oklahoma
J.H. Lea & Company, Inc.                                    Illinois
J.S. Johnson & Co.                                          Bahamas
JFS (Sudamerica) SA                                         Uruguay
JFS Fenchurch Limited                                       United Kingdom
JFS Greig Fester Limited                                    United Kingdom
James S. Kemper & Co. International Ltd.                    Bermuda
Jenner Fenton Slade (Special Risks) Limited                 United Kingdom
Jenner Fenton Slade Group Limited                           United Kingdom
Jenner Fenton Slade Limited                                 United Kingdom
Jenner Fenton Slade Political Risks Limited                 United Kingdom
Jenner Fenton Slade Reinsurance Brokers Limited             United Kingdom
Jenner Fenton Slade Surety and Specie Limited               United Kingdom
John Scott Insurance Brokers Limited                        United Kingdom
Jonny Pape GmbH                                             Germany
Joseph U. Moore, Inc.                                       Florida
Jover Prevision Correduria de Seguros                       Spain
K & K Insurance Group of Florida, Inc.                      Florida
K & K Insurance Group, Inc.                                 Indiana
K & K Insurance Specialties, Inc.                           Indiana
K & K Specialties, Inc.                                     Indiana
K & K of Nevada, Inc.                                       Nevada
Karl Alt & Co. GmbH                                         Germany
Keeling & Company                                           California
Key-Royal Automotive Company, Inc.                          Alabama
Kininmonth Limited                                          Ireland
Kroller Holdings B.V.                                       Netherlands
L & G LMX Limited                                           United Kingdom
L & G Seascope Insurance Holdings Limited                   United Kingdom
Langeveldt Groep B.V.                                       Netherlands
Langeveldt de Vos b.v.                                      Netherlands
Laurila, Kauriala & Grig Ltd.                               Russia
Laverack & Haines, Inc.                                     New York
Lescorp Limited                                             United Kingdom
Leslie & Godwin (C.I.) Limited                              Guernsey
Leslie & Godwin (Reinsurance) Copenhagen A/S                Denmark
Leslie & Godwin (Scotland) Limited                          Scotland
Leslie & Godwin (U.K.) Limited                              United Kingdom
Leslie & Godwin (WFG) Limited                               United Kingdom
Leslie & Godwin AXL Limited                                 United Kingdom
Leslie & Godwin Aviation Holdings Limited                   United Kingdom
Leslie & Godwin Aviation Limited                            United Kingdom
Leslie & Godwin Aviation Reinsurance Services Limited       United Kingdom
Leslie & Godwin Financial Risks Limited                     United Kingdom
Leslie & Godwin GmbH                                        Germany
Leslie & Godwin Group Limited                               United Kingdom
Leslie & Godwin Insurance Brokers Ltd.                      Ontario
Leslie & Godwin Insurance Brokers, Inc.                     New York
Leslie & Godwin International Limited                       United Kingdom
Leslie & Godwin Investments Limited                         United Kingdom
Leslie & Godwin Limited                                     United Kingdom
Leslie & Godwin Marine Holdings Limited                     United Kingdom
Leslie & Godwin Non-Marine Limited                          United Kingdom
Leslie & Godwin Overseas Reinsurance Holdings Limited       United Kingdom
Leslie & Godwin Reinsurance Holdings Limited                United Kingdom
Lloyd Paulista Corretores de Seguros e Reaseguros S.A.      Brazil
London General Holdings Limited                             United Kingdom
London General Insurance Company Limited                    United Kingdom
Loss Management Group Ltd.                                  United Kingdom
Lowndes Lambert Insurance Limited                           Ireland
Lumley Employee Benefits (Pty) Ltd.                         South Africa
Lumley Insurance Brokers (Pty) Ltd.                         South Africa
Lumley JFS Limited                                          United Kingdom
Lumley Municipal & General Insurance Brokers
  (Natal) (Pty) Ltd.                                        South Africa
Lumley Municipal & General Insurance Brokers
  (Orange Free State) (Pty)Ltd.                             South Africa
Lumley Municipal & General Insurance Brokers (Pty) Ltd.     South Africa
Lumley Municipal & General Insurance Brokers
  (Transvaal) (Pty) Ltd.                                    South Africa
Lumley Petro-Energy Insurance Brokers (Pty) Ltd.            South Africa
Lynn & Schaller Insurance Brokers, Inc.                     California
M.I.B. Holdings Co. Ltd.                                    Malta
MAB Insurance Services Ltd.                                 United Kingdom
MC Brokers Co. Ltd.                                         Thailand
MacDonagh & Boland (International) Limited                  Ireland
MacDonagh & Boland Group Limited                            Ireland
MacDonagh Boland Beech Hill Limited                         Ireland
MacDonagh Boland Crotty MacRedmond Limited                  Ireland
MacDonagh Boland Cullen Duggan Limited                      Ireland
MacDonagh Boland Foley Woollam Limited                      Ireland
Macey Clifton Walters Limited                               United Kingdom
Macey Williams Insurance Services Limited                   United Kingdom
Macey Williams Limited                                      United Kingdom
Madison Intermediaries Pty. Limited                         Australia
Madison Reinsurance Holdings, Inc.                          Illinois
Mahamy Company plc (Rollins Hudig Hall Iran)                Iran
Maritime Underwriters, Ltd.                                 Bermuda
Marketing and Training Resources, Inc.                      Illinois
Martec Australia Pty Limited                                Australia
Martec Finance Pty Limited                                  Australia
Martin Boyer Company, Inc.                                  Illinois
Mayflower National Life Insurance Company                   Indiana
Media/Professional Insurance Agency Limited                 United Kingdom
Media/Professional Insurance Agency, Inc.                   Missouri
Mediterranean Insurance Brokers Ltd.                        Malta
Mediterranean Insurance Training Centre                     Malta
Minahan Reinsurance Management Limited                      United Kingdom
Morency, Weible & Sapa, Inc.                                Illinois
Motorists Service Corporation                               Delaware
Motorplan Limited                                           United Kingdom
Muirfield Underwriters, Ltd.                                Delaware
NB Life Agents, Inc.                                        New York
NSU Benefit Corporation                                     Indiana
National Care Provider Insurance, Inc.                      California
National Product Care Company                               Illinois
National Sports Underwriters, Inc.                          Indiana
Nicholson Chamberlain Colls Australia Limited               Australia
Nicholson Chamberlain Colls Group Limited                   United Kingdom
Nicholson Chamberlain Colls Marine Limited                  United Kingdom
Nicholson Jenner Leslie Group Limited                       United Kingdom
Nicholson Leslie (North America) Limited                    United Kingdom
Nicholson Leslie Accident & Health Limited                  United Kingdom
Nicholson Leslie Agencies Limited                           United Kingdom
Nicholson Leslie Asia Pte Ltd                               Singapore
Nicholson Leslie Australia Holdings Limited                 Australia
Nicholson Leslie Aviation Limited                           United Kingdom
Nicholson Leslie Aviation Reinsurance Brokers               United Kingdom
Nicholson Leslie BankAssure Limited                         United Kingdom
Nicholson Leslie Bankscope Insurance Services Limited       United Kingdom
Nicholson Leslie Bankscope Marine Insurance Consultants     United Kingdom
Nicholson Leslie Energy Resources Limited                   United Kingdom
Nicholson Leslie Financial Institutions Limited             United Kingdom
Nicholson Leslie International (Reinsurance Brokers)
  Limited                                                   United Kingdom
Nicholson Leslie International Limited                      United Kingdom
Nicholson Leslie Investments Limited                        United Kingdom
Nicholson Leslie Italia S.P.A.                              Italy
Nicholson Leslie Limited                                    United Kingdom
Nicholson Leslie Management Services Limited                United Kingdom
Nicholson Leslie Marine Limited                             United Kingdom
Nicholson Leslie Nederland Reinsurance brokers cv           Netherlands
Nicholson Leslie Non-Marine Reinsurance Brokers Limited     United Kingdom
Nicholson Leslie North American Reinsurance Brokers,
  Limited                                                   United Kingdom
Nicholson Leslie Property Limited                           United Kingdom
Nicholson Leslie Special Risks Limited                      United Kingdom
Nicholson Leslie Special Risks Limited                      United Kingdom
Nicholson Stewart-Brown Limited                             United Kingdom
North Derbyshire Finance Company Limited, The               United Kingdom
Nova Reinsurance Brokers, Inc.                              Illinois
OUM & Associates of California, A Corporation               California
OUM & Associates of New York, A Corporation                 New York
OUM & Associates of Ohio, A Corporation                     Ohio
OUM & Associates, A Corporation                             Washington
OUM Risk Consultants, Inc.                                  Washington
OWA Hoken (UK) Limited                                      United Kingdom
OWA Insurance Services (France) SA                          France
OWA Insurance Services Austria Gesellschaft mbH             Austria
OWA Insurance Services Austria GmbH & Co. KG                Austria
OWA Insurance Services GmbH                                 Germany
Oak Brook Holding, Inc.                                     Delaware
Oak Brook Life Insurance Company                            Arizona
Ohrinsoo Agency                                             Korea
Olandis Insurance Agency, Inc.                              Illinois
Olarescu & B. I. Davis Asesores y Corredores
  de Seguros S.A.                                           Peru
Old RHH North, Inc.                                         California
P M R Re, Inc.                                              New York
P.I. Consultants Ltd.                                       Hong Kong
PLCM Group, Inc.                                            Florida
PLCM Group, Inc.                                            Illinois
PLCM Group, Inc.                                            Pennsylvania
PT RNJ Ratna Nusa Jaya                                      Indonesia
Pacific Wholesale Insurance Brokers Pty Limited             Australia
Pandimar Consultants, Inc.                                  New York
Paribas Assurantien B.V.                                    Netherlands
Parker Risk Management (Barbados) Ltd.                      Barbados
Parker Risk Management (Bermuda) Ltd.                       Bermuda
Parker Risk Management (Cayman) Ltd.                        Cayman Islands
Parker Risk Management (Guernsey) Ltd.                      Guernsey
Parker Risk Management (S) Pte Ltd                          Singapore
Parker Risk Management, Inc.                                Colorado
Pat Ryan & Associates, B.V.                                 Netherlands
Paul J.F. Schultz oHG                                       Germany
Pernas HHL Insurance Brokers Sdn Bhd                        Malaysia
Pernas HHL Reinsurance Brokers Sdn. Bhd.                    Malaysia
Pinerich Ltd.                                               Northern Ireland
Poland Puckle Insurance Brokers Ltd.                        United Kingdom
Preferred Risk Strategies, A Corporation                    Washington
Premier Auto Finance, Inc.                                  Delaware
Premier Auto Finance, L.P.                                  Illinois
Product Care, Inc.                                          Illinois
Production Life Insurance Company                           Arizona
Professional Sports Insurance Co. Ltd.                      Bermuda
Progressive Ideal Sdn Bhd.                                  Malaysia
Property Owners Database Limited                            United Kingdom
Provider Services, Ltd.                                     Bermuda
Pyramid Services, Inc.                                      Connecticut
R.E.I. (NSW) Insurance Brokers Pty. Ltd.                    Australia
R.E.I.A. Insurance Brokers Pty. Ltd.                        Australia
R.G. Reis (Management Services) Ltd.                        United Kingdom
R.G. Reis Life Consultants Ltd.                             United Kingdom
R.G. Reis Pension Fund Trustees Ltd.                        United Kingdom
RAMRO y Asociados, S.C.                                     Mexico
RBH Acquisition Co.                                         Delaware
RBH General Agencies (Canada) Inc.                          Quebec
RHH Empreendimentos e Servicos Ltda.                        Brazil
RHH Surety & Guarantee Limited                              United Kingdom
RIP Services Limited                                        Guernsey
Resource Insurance Services, Inc.                           Indiana
Revasa S.p.A.                                               Italy
Risk Management Consultants Ltd.                            United Kingdom
Rockford Holding, Inc.                                      Delaware
Rockford Life Insurance Company                             Arizona
Rollins Heath (Japan) Ltd.                                  Japan
Rollins Heath Korea Co. Ltd.                                Korea
Rollins Hudig Hall & Co. (N.S.W.) Pty. Ltd.                 Australia
Rollins Hudig Hall (Hong Kong) Ltd.                         Hong Kong
Rollins Hudig Hall (Nederland) Limited                      United Kingdom
Rollins Hudig Hall (Scandinavia) A/S                        Norway
Rollins Hudig Hall (Singapore) Pte Ltd                      Singapore
Rollins Hudig Hall Associates B.V.                          Netherlands
Rollins Hudig Hall Ceska Republika spol. s.r.o.             Czech Republic
Rollins Hudig Hall Finance bv                               Netherlands
Rollins Hudig Hall Insurance Brokers ZAO                    Russia
Rollins Hudig Hall Mexico Agente De Seguros Y
  De Fianzas, S.A. De C.V.                                  Mexico
Rollins Hudig Hall Middle East                              United Arab Emirates
Rollins Hudig Hall Netherlands b.v.                         Netherlands
Rollins Hudig Hall Services Limited                         United Kingdom
Rollins Hudig Hall Slovensko spol.s r.o.                    Slovak Republic
Rollins Hudig Hall Sweden AB                                Sweden
Rollins Hudig Hall Versicherungsmakler Gesellschaft m.b.H.  Austria
Rollins Hudig Hall do Brazil Corretora de Seguros Ltda.     Brazil
Rollins Hudig Hall of Alaska, Inc.                          Alaska
Rollins Technical Services Co.                              Illinois
Ropeco Pty Ltd.                                             Australia
Rostron Hancock Ltd.                                        United Kingdom
Roundwise Limited                                           United Kingdom
Ryan Insurance Group France S.A.R.L.                        France
Ryan Insurance Group, Inc.                                  Delaware
Ryan Warranty Services Canada, Inc.                         Canada
Ryan Warranty Services Quebec, Inc.                         Ontario
Ryan/CSI, Inc.                                              Illinois
S. Mark Brockinton & Associates of Texas, Inc.              Texas
S. Mark Brockinton & Associates, Inc.                       Arkansas
SIS Services of New York, Inc.                              New York
SLE Worldwide Australia Pty Limited                         Australia
SLE Worldwide Canada Brokers, Ltd.                          Ontario
SLE Worldwide Limited                                       United Kingdom
SLE Worldwide Mexico, Agente de Seguros, S.A. de C.V.       Mexico
SLE Worldwide, Inc.                                         Delaware
Saat Van Marwijk Beheer B.V.                                Netherlands
Saat Van Marwijk Noordwijk B.V.                             Netherlands
Sang Woon Agency                                            Korea
Santos da Cunha, Abreu & Associados, Lda.                   Portugal
Saxonbeech Ltd.                                             United Kingdom
Scarborough & Company, Inc.                                 Delaware
Scarborough Insurance Agency of Massachusetts, Inc.         Massachusetts
Seascope Cargo Insurance Services Limited                   United Kingdom
Seascope Insurance Holdings Limited                         United Kingdom
Seascope Insurance Services Limited                         United Kingdom
Seascope Marine Insurance Services Limited                  United Kingdom
Seascope Marine Limited                                     United Kingdom
Seascope Reinsurance Services Limited                       United Kingdom
Select Direct Limited                                       Scotland
Self-Insurers Service, Inc.                                 Delaware
Service Protection, Inc.                                    Illinois
Service Saver, Incorporated                                 Florida
ServicePlan of Florida, Inc.                                Florida
ServicePlan of Ohio, Inc.                                   Ohio
ServicePlan, Inc.                                           Illinois
Services De Risques Aon Inc.                                Canada
Servicios Y Garantias Ryan S.L.                             Spain
Sherwood Insurance Services                                 California
Shoreline Insurance Agency, Inc.                            Rhode Island
Simco Insurance Brokers Pte                                 Singapore
Singer Group, Inc., The                                     Texas
Singer Plan, Inc.                                           Delaware
Square One, Inc.                                            Texas
Steetley Leslie & Godwin Limited                            Guernsey
Steeves Lumley Ltd.                                         Australia
Sterling Life Insurance Company                             Arizona
Stichting Employee Fund Aon                                 Netherlands
Stichting Werknemerscertificaten HLG                        Netherlands
Strong Management Services Pty. Ltd.                        Australia
Structured Compensation Ltd.                                United Kingdom
Subsidiary Corporation, Inc.                                Maryland
Sumner & McMillan                                           United Kingdom
Sumner & McMillan (Ireland)                                 Ireland
Superannuation Fund (CICNZ) Limited                         New Zealand
Surety & Guarantee Consultants Limited                      United Kingdom
Surveyors Claims Services Ltd.                              United Kingdom
Swaziland Corporate Risk Management (Pty) Ltd.              Swaziland
Swaziland Employee Benefit Consultants (Pty) Ltd.           Swaziland
Swaziland Reinsurance Brokers (Pty) Ltd.                    Swaziland
TREV Properties Corporation                                 Delaware
TTF Insurance Services Ltd.                                 United Kingdom
Tabma-Hall Insurance Services Pty. Limited                  Australia
Tethercrest Ltd.                                            United Kingdom
Texecur Versicherungs Vermittlungs GmbH                     Germany
The Auto Leasing Corporation                                Delaware
The Credit Insurance Association France SA                  France
The Credit Insurance Association Ltd.                       United Kingdom
U.S. Rating Bureau, Inc.                                    Delaware
Underwriters Marine Services Limited                        United Kingdom
Underwriters Marine Services of Texas, Inc.                 Texas
Underwriters Marine Services, Inc.                          Louisiana
United Car & Van Rental Ltd.                                United Kingdom
VOL Mortgage Corporation                                    Delaware
VOL Properties Corporation                                  Delaware
Varity Risk Management Services Ltd.                        United Kingdom
Verum-HLG B.V.                                              Netherlands
Vesselforward Ltd.                                          United Kingdom
Virginia Surety Company, Inc.                               Illinois
WACUS Kreditversicherungsmakler GmbH                        Austria
WACUS Magyarorszag Hitelbitzositasi Tanacsado
  es Kozvetito Kit                                          Hungary
WAS Betriebsfuhrungs-GmbH                                   Germany
Wacus/Hudig-Langeveldt GmbH                                 Germany
Wacus/Hudig-Langeveldt Kreditversicherungsmakler
  und Beratungs GmbH & Co.                                  Germany
Wacus/Hudig-Langeveldt, Kreditversicherungsmakler
  und Beratungs                                             Germany
Wesselhoeft Ahlers & Schues oHG                             Germany
Wexford Underwriting Managers, Inc.                         Delaware
Whitehouse Moorman Holdings Ltd.                            United Kingdom
Wilfredo Armstrong S.A.                                     Argentina
Willis Corroon (PVT) Ltd.                                   Zimbabwe
Worldwide Insurance Network Limited                         United Kingdom
Worldwide Integrated Services Company                       Texas
XB-Lumley Insurance Brokers (Pty) Ltd.                      South Africa
nv Insurance Louis Delhaize (en abrege INSURDEL)            Belgium